                                      UNITED STATES
                            SECURITIES AND EXCHANGE COMMISSION

                                  Washington, D.C. 20549

                                         FORM 8-K

                                      CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         JUNE 28, 1999 (JUNE 11, 1999)
                Date of Report (Date of earliest event reported)

                                HECHINGER COMPANY
             (Exact name of Registrant as specified in its charter)

          DELAWARE                            0-7214                       52-1001530
(State or other jurisdiction         (Commission File Number)            (IRS Employer
     of incorporation)                                                Identification No.)

                  1801 MCCORMICK DRIVE, LARGO, MARYLAND 20774
              (Address of principal executive offices) (Zip Code)

                                 (301) 341-1000
              (Registrant's telephone number, including area code)

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

On June 11, 1999 Hechinger Company (the "Registrant") filed a voluntary petition for bankruptcy (the "Bankruptcy Filing") under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (Case Number 99-2261PJW). Pursuant to the Bankruptcy Filing, the Registrant has remained in possession of the Registrant's assets and properties, and its business and affairs will continue to be managed by the Registrant's directors and officers, subject in each case to the supervision of the Bankruptcy Court.

ITEM 5.           OTHER EVENTS

On June 11, 1999, Hechinger Company issued a press release, a copy of which is attached hereto as Exhibit 99 and incorporated herein in its entirety by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
                  EXHIBITS

(c)  Exhibits

99   Press Release issued by Hechinger Company on June 11, 1999.

                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 28, 1999              HECHINGER COMPANY
                                  ------------------------
                                  Registrant

                                  /S/ CONRAD F. HOCKING
                                  -----------------------
                                  Conrad F. Hocking
                                  Vice President-Finance and
                                  Acting Chief Financial Officer
                                  (principal accounting officer)

                                EXHIBIT INDEX

The following exhibits are hereby filed as part of this Form 8-K:

Exhibit
Number            Description
------            -----------
99          Press Release issued by Hechinger Company on June 11, 1999